QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.1

CERTIFICATION OF PERIODIC REPORT

I, Richard C. Ill, President & CEO of Triumph Group, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

  (1)
  the Quarterly Report on Form 10-Q of the Company for the quarterly period ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

  (2)
  the information contained in the Report fairly presents, in all material    respects, the financial condition and results of operations of the Company.

Dated: February 7, 2003

/s/ RICHARD C. ILL Richard C. Ill President & CEO

QuickLinks

CERTIFICATION OF PERIODIC REPORT